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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 6, 1996





                          OXFORD HEALTH PLANS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                        0-19442               06-1118515
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(State or other jurisdiction)           (Commission           (IRS Employer
     of incorporation)                  File Number)        Identification No.)


         800 Connecticut Avenue, Norwalk, Connecticut           06854
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           (Address of principal executive offices)           (Zip Code)

                                (203) 852-1442
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             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

                 Registrant's Press Release, dated August 6, 1996, is attached as an Exhibit hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)   Exhibits

                 (99)  Press Release dated August 6, 1996



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  OXFORD HEALTH PLANS, INC.


Date: August 6, 1996              By:     /s/  ANDREW B. CASSIDY
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                                               Andrew B. Cassidy
                                            Chief Financial Officer
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                  OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                EXHIBIT INDEX


Exhibit                                                                 Page
Number            Description of Document                              Number
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 (99)             Press Release dated August 6, 1996                     4